Exhibit 99.1

Visa Inc. Posts Solid Fiscal First Quarter 2010 Earnings Results

•	GAAP quarterly net income of $763 million or $1.02 per diluted class A common share

•	Company updates full-year 2010 guidance for net revenue, operating margin, tax rate and capital expenditures

SAN FRANCISCO, CA, February 3, 2010 – Visa Inc. (NYSE: V) today announced financial results for the Company’s fiscal first quarter 2010 ended December 31, 2009. GAAP net income for the quarter was $763 million, or $1.02 per diluted class A common share. The weighted average number of diluted class A common shares outstanding was 745 million.

GAAP net operating revenue in the fiscal first quarter of 2010 was $2.0 billion, an increase of 13% over the prior year and driven by strong contributions across all revenue categories, in particular data processing revenues and international transaction revenues.

“By all measures, Visa’s fiscal first quarter was a strong start to the new year, as we continued to execute well against our business plan,” said Joseph Saunders, Chairman and Chief Executive Officer, Visa Inc. “We were able to capitalize on the secular trend to digital currency and grow revenues, as we expanded our payments network and processing capabilities to drive transaction growth through effective marketing programs. Even in the midst of the current economic environment, we remain fully committed to assisting our clients through these challenging times and returning excess cash to our shareholders.”

Fiscal First Quarter 2010 Financial Highlights:

Visa Inc.’s operational performance highlights as measured by business activity for the three months ended September 30, 2009, include:

•	Payments volume growth, on a constant basis, was a positive 2.5% over the prior year at $720 billion; and

•	Total cards carrying the Visa brands rose 5% worldwide over the prior year to 1.8 billion.

Cross border volume growth, on a constant basis, was positive 2% for the three months ended December 31, 2009.

Total processed transactions, which represent transactions processed by VisaNet for the three months ended December 31, 2009, totaled 10.9 billion, a 12% increase over the prior year.

For the fiscal first quarter 2010, service revenues were $827 million, an increase of 4% versus the prior year, and are recognized based on payments volume in the prior quarter. All other revenue categories are recognized based on current quarter activity. Data processing revenues rose 38% over the prior year to $765 million. International transaction revenues, which are driven by cross-border payments volume, grew 9% over the prior year to $552 million. Other revenues, which include the Visa Europe licensing fee, were $190 million, up 21% over the prior year. Volume and support incentives, which are a contra revenue item, were $374 million, which represents 16% of gross revenue.

Total operating expenses on a GAAP basis were $743 million for the quarter, a 4% decrease primarily a result of a $41 million pre-tax gain recognized related to the prepayment of the remaining obligations under the Retailers’ litigation.

Cash, cash equivalents, restricted cash, and available-for-sale investment securities were $6.0 billion at December 31, 2009.

Operational Performance Highlight for the Quarter Ended December:

Commencing with this quarter, current payments volume growth and other select metrics will be provided in the operational performance data supplement. Service revenues will continue to be recognized based on payments volume in the prior quarter.

Payments volume growth, on a constant basis, for the three months ended December 31, 2009, was a positive 8.5% over the prior year at $769 million.

Notable Events:

In October 2009, the Company announced that its Board of Directors authorized a $1.0 billion share repurchase plan through September 30, 2010, and is subject to extension or expansion at the determination of Visa’s Board of Directors. During the first quarter of fiscal 2010, the Company repurchased 5.5 million shares at an average price of $78.78 per share for a total cost of $432 million. At the end of the first fiscal quarter, $568 million remained available for repurchase under the existing repurchase authorization.

On January 20, 2010, the Company held its 2010 annual meeting of stockholders. Stockholders approved the election of five Class III directors and the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2010. In addition, the Board of Directors declared a quarterly divided in the aggregate amount of $0.125 per share of class A common stock

(determined in the case of class B and class C common stock on an as-converted basis) payable on March 2, 2010 to all holders of record of the Company’s class A, class B and class C common stock as of February 12, 2010.

As previously announced, the Board of Directors approved the release of additional class C shares. The number of shares released for any class C shareholder will be the greater of (a) 50% (fifty percent) of the restricted class C shares held by that shareholder as of March 1, 2010, and (b) 5,000 (five thousand) class C shares. The shares will automatically become eligible for public sale on March 8, 2010. The remaining restricted class C shares will continue to be subject to the general transfer restrictions that expire on March 25, 2011, under Visa’s certificate of incorporation. Class C shares sold in the public market upon release under this program will automatically convert to class A shares. Approximately 56 million class C shares are expected to be released from transfer restrictions. The release of the class C shares will not increase the number of outstanding shares on an as-converted basis of the Company’s common stock, and there will be no dilutive effect to the outstanding class A common stock share count on an as-converted basis.

Financial Outlook:

Visa Inc. updates its financial outlook for the following metrics for 2010:

•	Annual net revenue growth in the range of 11% to 15%;

•	Annual operating margin in the mid to high 50% range;

•	GAAP tax rate in the range of 36.5% to 38.5%; and

•	Capital expenditures about $200 million.

Visa Inc. affirms its financial outlook for the following metrics through 2010:

•	Volume and support incentives in the range of 16-17% of gross revenue;

•	Advertising, marketing and promotion expenses less than $1 billion;

•	Annual diluted class A common stock earnings per share growth of greater than 20%; and

•	Annual free cash flow in excess of $2 billion.

Visa Inc. affirms its financial outlook for the following metrics through 2011:

•	Annual diluted class A common stock earnings per share growth of greater than 20%.

Fiscal First Quarter 2010 Earnings Results Conference Call Details:

Visa’s executive management team will host a live audio webcast beginning at 5:00 p.m. EDT (2:00 p.m. PDT) today to discuss the financial results and business highlights.

All interested parties are invited to listen to the live webcast at http://investor.visa.com. A replay of the webcast will be available on the Visa Investor Relations website for 30 days.

Investor information, including supplemental financial information, is available on Visa Inc.’s Investor Relations website at http://investor.visa.com.

###

About Visa Inc.

Visa Inc. operates the world’s largest retail electronic payments network providing processing services and payment product platforms. This includes consumer credit, debit, prepaid and commercial payments, which are offered under the Visa, Visa Electron, Interlink and PLUS brands. Visa enjoys unsurpassed acceptance around the world, and Visa/PLUS is one of the world’s largest global ATM networks, offering cash access in local currency in more than 170 countries. For more information, visit www.corporate.visa.com.

Forward Looking Statements

Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These statements can be identified by the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will” and similar expressions which are intended to identify forward-looking statements. In addition, any underlying assumptions are forward-looking statements. Such forward-looking statements include but are not limited to statements regarding certain of Visa’s goals and expectations with respect to earnings per share, revenue, operating margin, free cash flow, and the growth rate in those items, as well as other measures of economic performance.

By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors, including all the risks discussed under the heading “Risk Factors” in Part 1, Item 1A – “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or Periodic Reports on Form 8-K, if any. You are cautioned not to place undue reliance on such statements, which speak only as of the date of this press release. Unless required to do so under U.S. federal securities laws or other applicable laws, we do not intend to update or revise any forward-looking statements.

Contacts:

Investor Relations: Jack Carsky or Victoria Hyde-Dunn, 415-932-2213, ir@visa.com

Media Relations: Paul Cohen or Will Valentine, 415-932-2564, globalmedia@visa.com

Visa Inc.

Selected Consolidated Statements of Operations

(unaudited)

	Three Months Ended December 31,
	2009	2008
	(in millions, except per share data)
Operating Revenues
Service revenues	$827	$793
Data processing revenues	765	554
International transaction revenues	552	505
Other revenues	190	156
Volume and support incentives	(374)	(269)

Total operating revenues	1,960	1,739

Operating Expenses
Personnel	274	299
Network, EDP and communications	105	93
Advertising, marketing and promotion	216	210
Professional and consulting fees	51	56
Depreciation and amortization	62	52
Administrative and other	78	63
Litigation provision	(43)	—

Total operating expenses	743	773

Operating income	1,217	966

Other Income (Expense)
Equity in earnings of unconsolidated affiliates	—	(1)
Interest expense	(16)	(30)
Investment income, net	5	19
Other	2	(1)

Total other expense	(9)	(13)

Income before income taxes	1,208	953
Income tax expense	445	379

Net income including non-controlling interest	763	574
Loss attributable to non-controlling interest	—	—

Net income attributable to Visa Inc.	$763	$574

Basic earnings per share
Class A common stock	$1.03	$0.74

Class B common stock	$0.60	$0.52

Class C common stock	$1.03	$0.74

Basic weighted average shares outstanding
Class A common stock	468	446

Class B common stock	245	245

Class C common stock	129	152

Diluted earnings per share
Class A common stock	$1.02	$0.74

Class B common stock	$0.60	$0.52

Class C common stock	$1.02	$0.74

Diluted weighted average shares outstanding
Class A common stock	745	773

Class B common stock	245	245

Class C common stock	129	152

Visa Inc.

Selected Consolidated Balance Sheets

(unaudited)

	December 31, 2009	September 30, 2009
	(in millions, except par value)
Assets
Cash and cash equivalents	$4,160	$4,617
Restricted cash - litigation escrow	1,365	1,365
Investment securities
Trading	68	59
Available-for-sale	25	56
Settlement receivable	736	605
Accounts receivable	536	444
Customer collateral	815	812
Current portion of volume and support incentives	241	214
Current portion of deferred tax assets	595	703
Prepaid expenses and other current assets	212	366

Total current assets	8,753	9,241

Restricted cash - litigation escrow	280	350
Investment securities, available-for-sale	159	168
Volume and support incentives	109	102
Property, equipment and technology, net	1,203	1,204
Other assets	120	125
Intangible assets	10,883	10,883
Goodwill	10,208	10,208

Total assets	$31,715	$32,281

Liabilities
Accounts payable	$87	$156
Settlement payable	629	634
Customer collateral	815	812
Accrued compensation and benefits	228	396
Volume and support incentives	314	284
Accrued liabilities	883	754
Current portion of long-term debt	12	12
Current portion of accrued litigation	669	1,394

Total current liabilities	3,637	4,442

Long-term debt	41	44
Accrued litigation	260	323
Deferred tax liabilities	3,806	3,807
Other liabilities	494	472

Total liabilities	8,238	9,088

Equity
Preferred stock, $0.0001 par value, 25 shares authorized and none issued	$—	$—
Class A common stock, $0.0001 par value, 2,001,622 shares authorized, 469 and 470 issued and outstanding at December 31, 2009, and September 30, 2009, respectively	—	—
Class B common stock, $0.0001 par value, 622 shares authorized, 245 shares issued and outstanding at December 31, 2009, and September 30, 2009	—	—
Class C common stock, $0.0001 par value, 1,097 shares authorized, 128 and 131 shares issued and outstanding at December 31, 2009, and September 30, 2009, respectively	—	—
Additional paid-in capital	20,957	21,160
Class C treasury stock	(1)	(2)
Accumulated income	2,691	2,219
Accumulated other comprehensive loss, net
Investment securities, available for sale	10	10
Defined benefit pension and other postretirement plans	(133)	(136)
Derivative instruments	(50)	(58)
Foreign currency translation loss	(2)	(4)

Total accumulated other comprehensive loss, net	(175)	(188)

Total Visa Inc. stockholders’ equity	23,472	23,189
Non-controlling interest	5	4

Total equity	23,477	23,193

Total liabilities and equity	31,715	32,281

Visa Inc.

Consolidated Statements Of Cash Flows

(unaudited)

	Three Months Ended December 31,
	2009	2008
	(in millions)
Operating Activities
Net income including non-controlling interest	$763	$574
Adjustments to reconcile net income including non-controlling interest to net cash (used in) provided by operating activities:
Depreciation and amortization of property, equipment and technology	62	52
Share-based compensation	32	32
Interest earned on litigation escrow, net of tax	—	(7)
Tax benefit for share-based compensation	(5)	—
Restricted stock instruments settled in cash for taxes	(12)	—
Net recognized (gain) loss on investment securities, including other-than-temporary impairment	(1)	7
Asset impairment	1	1
Amortization of volume and support incentives	374	269
Accrued litigation and accretion	(33)	25
Equity in earnings of unconsolidated affiliates	—	1
Deferred income taxes	102	179
Change in operating assets and liabilities:
Trading securities	(9)	7
Accounts receivable	(92)	(36)
Settlement receivable	(131)	386
Volume and support incentives	(378)	(254)
Other assets	137	95
Accounts payable	(69)	(66)
Settlement payable	(5)	(453)
Accrued compensation and benefits	(168)	(157)
Accrued and other liabilities	158	59
Accrued litigation	(755)	(529)

Net cash (used in) provided by operating activities	(29)	185

Investing Activities

Investment securities, available-for-sale:
Proceeds from sales and maturities	41	195
Distribution from money market investment	19	775
Purchases of / contributions to other investments	(1)	(1)
Purchases of property, equipment and technology	(37)	(68)

Net cash provided by investing activities	22	901

Financing Activities
Tax benefit for share-based compensation	5	—
Cash proceeds from exercise of stock options	8	—
Funding of litigation escrow account - Retrospective Responsibility Plan	—	(1,100)
Payments from litigation escrow account - Retrospective Responsibility Plan	70	397
Payment for redemption of stock	—	(2,646)
Dividends paid	(93)	(81)
Principal payments on debt	(3)	(2)
Principal payments on capital lease obligations	(7)	—
Repurchase of class A common stock	(432)	—

Net cash used in financing activities	(452)	(3,432)

Effect of exchange rate changes on cash and cash equivalents	2	(20)

Decrease in cash and cash equivalents	(457)	(2,366)
Cash and cash equivalents at beginning of year	4,617	4,979

Cash and cash equivalents at end of period	$4,160	$2,613

Supplemental Disclosure of Cash Flow Information
Income taxes paid, net of refunds	$25	$4
Amounts included in accounts payable and accrued and other liabilities related to purchases of property, equipment and technology	$6	$21
Interest payments on debt	$1	$1
Assets acquired in joint venture with note payable and equity interest issued	$—	$22

Fiscal 2009 and 2010 Quarterly Results of Operations

US$ in millions

	Fiscal 2009 Quarter Ended				Fiscal 2010 Quarter Ended
	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Operating Revenues
Service revenues	$793	$804	$769	$808	$827
Data processing revenues	554	544	605	727	765
International transaction revenues	505	446	458	507	552
Other revenues	156	148	158	163	190
Volume and support incentives	(269)	(295)	(344)	(326)	(374)

Total operating revenues	1,739	1,647	1,646	1,879	1,960

Operating Expenses
Personnel (1)	299	292	282	355	274
Network, EDP and communications	93	92	97	111	105
Advertising, marketing and promotion	210	196	229	283	216
Professional and consulting fees (1)	56	64	62	86	51
Depreciation and amortization	52	56	57	61	62
Administrative and other	63	66	96	113	78
Litigation provision	—	—	1	1	(43)

Total operating expenses	773	766	824	1,010	743

Operating income	966	881	822	869	1,217

Other Income (Expense)
Equity in earnings of unconsolidated affiliates	(1)	1	—	—	—
Interest expense	(30)	(30)	(30)	(25)	(16)
Investment income, net	19	34	504	18	5
Other	(1)	1	1	1	2

Total other income (expense)	(13)	6	475	(6)	(9)

Income before income taxes	953	887	1,297	863	1,208
Income tax expense	379	352	568	349	445

Net income including non-controlling interest	574	535	729	514	763
Loss attributable to non-controlling interest (2)	—	1	—	—	—

Net income attributable to Visa Inc.	$574	$536	$729	$514	$763

(1)

Certain reclassifications, not affecting net income attributable to Visa, have been made to fiscal 2009 quarterly information to conform to the current period presentation format, including the reclassification of contractor expense, which was previously reported in professional and consulting fees, to personnel.

(2)

The Company began to report non-controlling interest (previously referred to as minority interest) as a component of equity in the first quarter of fiscal 2010 and has updated all requisite financial statements, including the statement of operations, for all comparable periods presented as required under Accounting Standards Codification 810.

Operational Performance Data

The tables below provide information regarding the available operational results for the 3 months ended December 31, 2009, as well as the prior seven quarterly reporting periods and the 12 months ended December 31, 2009 and 2008, and September 30, 2009 and 2008, for cards carrying the Visa, Visa Electron and Interlink brands.

1. Branded Volume and Transactions

The tables present total volume, payments volume, and cash volume, and the number of payments transactions, cash transactions, accounts and cards for cards carrying the Visa, Visa Electron and Interlink brands. Card counts include PLUS proprietary cards. Nominal and constant dollar growth rates over prior years are provided for volume-based data.

	For the 3 Months Ended December 31, 2009
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)
All Visa Credit & Debit
Asia Pacific	$316	29.8%	18.2%	$196	21.8%	9.8%	2,524	$120	45.5%	35.1%	566
Canada	51	19.6%	1.3%	47	23.1%	4.3%	429	4	-10.8%	-24.4%	9
CEMEA	144	5.5%	5.7%	23	16.1%	8.9%	353	121	3.7%	5.1%	773
LAC	190	32.5%	12.5%	64	37.6%	16.1%	1,516	126	30.0%	10.7%	870
US	531	5.1%	5.1%	438	7.2%	7.2%	8,751	92	-4.1%	-4.1%	781

Visa Inc.	1,232	15.0%	9.2%	769	14.0%	8.5%	13,573	463	16.7%	10.5%	2,999

Visa Credit Programs
US	$215	-6.9%	-6.9%	$201	-1.1%	-1.1%	2,371	$14	-49.7%	-49.7%	19
Rest of World	315	18.7%	6.0%	278	21.7%	8.1%	3,594	38	0.4%	-7.9%	141

Visa Inc.	530	6.8%	0.3%	478	11.0%	4.1%	5,965	52	-20.9%	-24.8%	160

Visa Debit Programs
US	$316	15.2%	15.2%	$238	15.4%	15.4%	6,380	$78	14.4%	14.4%	762
Rest of World	386	28.4%	18.6%	53	40.2%	21.6%	1,228	333	26.7%	18.1%	2,078

Visa Inc.	702	22.1%	17.0%	291	19.3%	16.5%	7,608	411	24.2%	17.4%	2,839

	For the 3 Months Ended September 30, 2009
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$281	12.5%	10.6%	$183	12.0%	8.8%	2,475	$98	13.4%	14.0%	534	433	522
Canada	48	-3.3%	-3.1%	44	-1.0%	-0.8%	412	4	-23.1%	-22.9%	9	24	31
CEMEA	134	-7.1%	4.3%	21	-1.8%	2.6%	320	113	-8.1%	4.6%	738	187	190
LAC	166	4.6%	11.4%	55	9.1%	14.7%	1,366	111	2.6%	9.8%	815	323	350
US	510	-2.8%	-2.8%	417	-1.0%	-1.0%	8,398	93	-10.2%	-10.2%	787	496	673

Visa Inc.	1,139	1.0%	3.0%	720	2.7%	2.5%	12,972	419	-1.7%	3.7%	2,883	1,463	1,766

Visa Credit Programs
US	$210	-14.3%	-14.3%	$195	-8.6%	-8.6%	2,299	$16	-51.6%	-51.6%	21	230	302
Rest of World	295	5.1%	4.9%	258	7.8%	6.5%	3,474	37	-10.1%	-4.7%	140	423	485

Visa Inc.	505	-3.9%	-4.0%	452	0.0%	-0.6%	5,773	53	-28.3%	-25.9%	161	652	787

Visa Debit Programs
US	$300	7.2%	7.2%	$223	6.8%	6.8%	6,099	$77	8.4%	8.4%	766	266	372
Rest of World	334	3.8%	11.3%	45	11.8%	16.5%	1,100	289	2.6%	10.5%	1,957	544	608

Visa Inc.	634	5.4%	9.3%	268	7.6%	8.3%	7,199	366	3.8%	10.1%	2,723	810	979

Operational Performance Data

	For the 3 Months Ended June 30, 2009
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$259	3.7%	10.3%	$165	2.0%	8.4%	2,325	$94	6.9%	13.7%	540	424	512
Canada	45	-11.5%	-3.7%	41	-9.8%	-1.8%	396	4	-25.1%	-18.5%	9	23	31
CEMEA	123	-6.4%	9.8%	20	2.8%	12.3%	324	103	-8.0%	9.3%	736	179	184
LAC	150	-2.8%	15.3%	49	-0.4%	16.3%	1,302	101	-3.9%	14.8%	798	317	344
US	505	-3.9%	-3.9%	412	-2.5%	-2.5%	8,286	93	-9.5%	-9.5%	778	483	662

Visa Inc.	1,083	-2.7%	3.1%	687	-1.7%	1.5%	12,634	396	-4.4%	6.0%	2,861	1,426	1,732

Visa Credit Programs
US	$209	-15.0%	-15.0%	$192	-9.6%	-9.6%	2,282	$17	-49.2%	-49.2%	21	233	309
Rest of World	269	-3.1%	5.1%	234	-1.5%	6.1%	3,293	35	-12.1%	-1.6%	137	418	482

Visa Inc.	479	-8.7%	-4.8%	426	-5.3%	-1.6%	5,576	52	-29.0%	-24.6%	159	651	791

Visa Debit Programs
US	$296	5.9%	5.9%	$220	4.6%	4.6%	6,004	$76	9.7%	9.7%	757	250	352
Rest of World	308	-0.3%	15.1%	41	7.2%	23.0%	1,054	267	-1.3%	14.0%	1,946	526	589

Visa Inc.	604	2.6%	10.4%	261	5.0%	7.1%	7,058	343	0.9%	13.0%	2,702	776	941

	For the 3 Months Ended March 31, 2009
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$229	-6.5%	11.3%	$147	-7.8%	10.2%	2,176	$82	-4.2%	13.3%	545	420	506
Canada	36	-23.3%	-0.8%	32	-22.2%	0.5%	347	4	-30.6%	-10.3%	9	23	31
CEMEA	108	-4.8%	19.6%	17	-0.4%	19.5%	294	91	-5.6%	19.6%	666	178	182
LAC	128	-10.3%	16.1%	42	-9.3%	15.2%	1,283	86	-10.7%	16.6%	775	313	341
US	468	-4.3%	-4.3%	379	-2.5%	-2.5%	7,510	89	-11.1%	-11.1%	708	482	665

Visa Inc.	969	-6.5%	4.0%	617	-5.5%	2.0%	11,610	352	-8.4%	7.7%	2,703	1,417	1,724

Visa Credit Programs
US	$196	-15.5%	-15.5%	$176	-9.7%	-9.7%	2,084	$19	-47.0%	-47.0%	22	240	318
Rest of World	236	-11.9%	7.3%	204	-11.0%	8.0%	3,105	32	-17.7%	3.1%	131	418	480

Visa Inc.	431	-13.6%	-4.4%	380	-10.4%	-1.0%	5,189	51	-31.7%	-23.7%	153	658	797

Visa Debit Programs
US	$272	5.8%	5.8%	$202	4.7%	4.7%	5,426	$70	9.1%	9.1%	686	243	347
Rest of World	265	-5.4%	19.0%	34	-2.5%	25.3%	996	231	-5.8%	18.1%	1,864	517	579

Visa Inc.	537	0.0%	11.9%	237	3.6%	7.3%	6,421	301	-2.7%	15.9%	2,550	759	926

	For the 3 Months Ended December 31, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$243	1.1%	11.5%	$161	2.1%	12.6%	2,227	$82	-0.9%	9.4%	533	414	501
Canada	43	-16.3%	2.1%	38	-15.4%	3.2%	395	4	-23.5%	-6.6%	9	23	30
CEMEA	136	18.5%	34.2%	20	11.9%	30.1%	306	117	19.7%	35.0%	708	174	179
LAC	144	-1.2%	22.0%	47	-0.4%	22.0%	1,344	97	-1.6%	22.0%	848	312	340
US	505	-1.9%	-1.9%	409	-1.0%	-1.0%	7,830	96	-5.3%	-5.3%	711	487	668

Visa Inc.	1,071	0.4%	8.1%	675	-0.9%	4.7%	12,102	397	2.6%	14.2%	2,809	1,409	1,718

Visa Credit Programs
US	$231	-9.0%	-9.0%	$203	-6.9%	-6.9%	2,380	$28	-21.7%	-21.7%	28	258	335
Rest of World	266	-2.3%	11.2%	228	-1.6%	11.5%	3,228	37	-5.9%	9.4%	148	415	478

Visa Inc.	496	-5.5%	1.4%	431	-4.2%	2.5%	5,608	65	-13.4%	-5.8%	176	673	813

Visa Debit Programs
US	$274	5.0%	5.0%	$206	5.6%	5.6%	5,450	$69	3.4%	3.4%	683	229	333
Rest of World	301	7.1%	24.4%	38	5.9%	28.6%	1,043	263	7.3%	23.7%	1,949	507	572

Visa Inc.	575	6.1%	14.7%	244	5.6%	9.0%	6,494	331	6.5%	19.2%	2,633	737	905

Operational Performance Data

	For the 3 Months Ended September 30, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$250	16.4%	19.9%	$163	16.3%	19.8%	2,144	$87	16.6%	20.0%	525	400	480
Canada	50	5.5%	9.1%	44	6.9%	10.6%	395	5	-4.9%	-1.6%	9	24	32
CEMEA	144	43.4%	42.5%	21	38.6%	40.6%	280	123	44.3%	42.9%	671	169	176
LAC	159	31.3%	27.0%	51	32.9%	28.7%	1,237	108	30.5%	26.2%	798	301	334
US	525	7.3%	7.3%	421	8.6%	8.6%	7,687	104	2.4%	2.4%	745	474	651

Visa Inc.	1,128	15.9%	15.9%	701	12.4%	13.2%	11,744	427	22.2%	21.0%	2,748	1,368	1,673

Visa Credit Programs
US	$245	2.0%	2.0%	$213	3.5%	3.5%	2,367	$32	-7.0%	-7.0%	30	263	336
Rest of World	280	15.6%	17.9%	239	16.1%	18.7%	3,115	41	12.9%	13.6%	153	410	473

Visa Inc.	526	8.9%	9.9%	452	9.8%	11.1%	5,482	74	3.2%	3.3%	183	672	809

Visa Debit Programs
US	$280	12.4%	12.4%	$208	14.3%	14.3%	5,320	$71	7.3%	7.3%	714	211	314
Rest of World	322	33.8%	32.5%	41	37.5%	37.6%	941	282	33.3%	31.7%	1,851	484	549

Visa Inc.	602	22.9%	22.0%	249	17.5%	17.4%	6,261	353	27.1%	25.6%	2,565	695	864

	For the 3 Months Ended June 30, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$250	24.3%	21.4%	$162	22.4%	19.1%	2,032	$88	28.0%	25.8%	498	387	472
Canada	51	14.3%	10.3%	45	14.5%	10.4%	383	6	13.0%	9.0%	9	24	31
CEMEA	131	45.8%	38.8%	19	37.8%	36.4%	255	112	47.2%	39.2%	640	159	168
LAC	155	35.4%	23.1%	50	40.3%	27.5%	1,160	105	33.2%	21.1%	754	303	328
US	526	8.8%	8.8%	423	9.8%	9.8%	7,666	103	4.9%	4.9%	738	465	642

Visa Inc.	1,113	19.2%	15.9%	699	15.2%	13.4%	11,495	414	26.6%	20.7%	2,639	1,338	1,642

Visa Credit Programs
US	$246	4.7%	4.7%	$213	5.0%	5.0%	2,338	$34	2.9%	2.9%	29	262	335
Rest of World	278	21.7%	17.5%	238	22.6%	18.3%	2,969	40	16.4%	13.0%	146	404	464

Visa Inc.	524	13.1%	10.9%	450	13.6%	11.4%	5,307	74	9.8%	7.9%	175	666	798

Visa Debit Programs
US	$280	12.6%	12.6%	$210	15.0%	15.0%	5,328	$69	5.9%	5.9%	708	203	308
Rest of World	309	39.4%	30.9%	38	40.3%	32.0%	860	271	39.3%	30.8%	1,756	470	536

Visa Inc.	589	25.2%	20.9%	248	18.2%	17.0%	6,188	340	30.9%	24.1%	2,464	673	844

	For the 3 Months Ended March 31, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$245	29.4%	22.5%	$159	26.5%	19.4%	1,913	$85	35.2%	28.6%	458	376	457
Canada	47	30.9%	10.0%	41	30.5%	9.7%	337	6	33.8%	12.5%	9	24	31
CEMEA	114	40.8%	35.2%	17	40.4%	37.9%	236	96	40.9%	34.7%	584	148	156
LAC	143	37.8%	22.4%	46	47.5%	30.5%	1,123	97	33.7%	18.8%	719	288	312
US	488	10.8%	10.8%	389	12.0%	12.0%	7,086	100	6.5%	6.5%	689	456	664

Visa Inc.	1,036	22.0%	16.6%	652	19.1%	15.0%	10,696	384	27.2%	19.8%	2,460	1,291	1,620

Visa Credit Programs
US	$231	8.0%	8.0%	$195	8.1%	8.1%	2,172	$36	7.5%	7.5%	30	260	368
Rest of World	268	28.5%	18.5%	229	29.5%	19.1%	2,798	39	23.0%	15.0%	134	387	446

Visa Inc.	499	18.1%	12.9%	424	18.7%	13.2%	4,969	75	15.0%	10.8%	164	647	814

Visa Debit Programs
US	$257	13.5%	13.5%	$193	16.2%	16.2%	4,914	$64	6.0%	6.0%	659	196	297
Rest of World	280	39.6%	29.3%	35	44.1%	32.6%	812	245	38.9%	28.9%	1,636	448	510

Visa Inc.	537	25.8%	20.3%	228	19.8%	18.1%	5,726	309	30.6%	22.4%	2,296	644	806

Operational Performance Data

	For the 12 Months Ended December 31, 2009
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)
All Visa Credit & Debit
Asia Pacific	$1,085	9.8%	12.8%	$691	7.0%	9.3%	9,500	$394	15.1%	19.4%	2,186
Canada	180	-5.2%	-1.6%	164	-3.0%	0.6%	1,583	16	-23.1%	-19.4%	35
CEMEA	509	-3.2%	9.0%	81	4.2%	10.0%	1,292	428	-4.5%	8.8%	2,914
LAC	635	5.8%	13.6%	211	9.2%	15.6%	5,467	425	4.3%	12.6%	3,258
US	2,014	-1.5%	-1.5%	1,647	0.3%	0.3%	32,945	367	-8.8%	-8.8%	3,053

Visa Inc.	4,423	1.7%	4.9%	2,793	2.4%	3.7%	50,788	1,630	0.5%	7.0%	11,446

Visa Credit Programs
US	$830	-13.0%	-13.0%	$764	-7.3%	-7.3%	9,037	$66	-49.3%	-49.3%	83
Rest of World	1,115	2.2%	5.7%	973	4.2%	7.2%	13,465	142	-10.0%	-3.2%	549

Visa Inc.	1,945	-4.9%	-3.1%	1,737	-1.2%	0.3%	22,502	208	-27.7%	-24.8%	632

Visa Debit Programs
US	$1,184	8.5%	8.5%	$883	7.9%	7.9%	23,909	$302	10.4%	10.4%	2,971
Rest of World	1,294	6.7%	15.9%	173	14.4%	21.2%	4,377	1,120	5.6%	15.1%	7,844

Visa Inc.	2,478	7.6%	12.2%	1,056	8.9%	9.9%	28,286	1,422	6.6%	14.0%	10,814

	For the 12 Months Ended December 31, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$988	16.8%	18.3%	$646	16.0%	17.4%	8,317	$342	18.4%	20.0%	2,015	414	501
Canada	190	6.5%	7.5%	169	7.0%	8.2%	1,510	21	2.3%	2.4%	36	23	30
CEMEA	525	36.0%	37.7%	77	30.9%	36.0%	1,077	448	36.9%	38.1%	2,603	174	179
LAC	600	23.9%	23.6%	193	27.4%	26.7%	4,863	407	22.3%	22.2%	3,120	312	340
US	2,044	6.0%	6.0%	1,642	7.1%	7.1%	30,270	403	2.0%	2.0%	2,883	487	668

Visa Inc.	4,348	13.7%	13.8%	2,727	10.9%	11.3%	46,036	1,621	18.8%	18.7%	10,655	1,409	1,718

Visa Credit Programs
US	$953	1.1%	1.1%	$824	2.1%	2.1%	9,257	$130	-4.9%	-4.9%	118	258	335
Rest of World	1,092	14.8%	16.0%	934	15.5%	16.5%	12,110	158	10.7%	12.5%	581	415	478

Visa Inc.	2,045	8.0%	8.4%	1,757	8.8%	9.2%	21,367	288	3.1%	3.6%	698	673	813

Visa Debit Programs
US	$1,091	10.8%	10.8%	$818	12.6%	12.6%	21,013	$273	5.7%	5.7%	2,765	229	333
Rest of World	1,212	28.4%	29.0%	152	29.8%	32.5%	3,656	1,061	28.2%	28.5%	7,192	507	572

Visa Inc.	2,303	19.4%	19.3%	970	15.0%	15.2%	24,669	1,334	22.8%	22.7%	9,957	737	905

	For the 12 Months Ended September 30, 2009
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$1,012	2.7%	10.9%	$656	2.1%	10.0%	9,203	$357	3.9%	12.6%	2,152	433	522
Canada	172	-13.5%	-1.4%	155	-11.9%	0.3%	1,549	17	-25.6%	-14.6%	35	24	31
CEMEA	501	-0.6%	15.9%	77	2.9%	15.1%	1,244	424	-1.2%	16.1%	2,849	187	190
LAC	589	-2.2%	16.1%	193	0.0%	17.1%	5,295	395	-3.2%	15.6%	3,236	323	350
US	1,988	-3.2%	-3.2%	1,617	-1.8%	-1.8%	32,025	371	-9.1%	-9.1%	2,984	496	673

Visa Inc.	4,262	-1.9%	4.5%	2,699	-1.2%	2.7%	49,317	1,564	-3.0%	7.8%	11,256	1,463	1,766

Visa Credit Programs
US	$846	-13.4%	-13.4%	$766	-8.7%	-8.7%	9,046	$80	-42.1%	-42.1%	92	230	302
Rest of World	1,066	-2.9%	7.1%	923	-1.5%	8.0%	13,100	142	-11.4%	1.4%	557	423	485

Visa Inc.	1,911	-7.8%	-2.9%	1,690	-4.9%	-0.1%	22,145	222	-25.6%	-19.8%	648	652	787

Visa Debit Programs
US	$1,143	6.0%	6.0%	$851	5.4%	5.4%	22,979	$292	7.7%	7.7%	2,892	266	372
Rest of World	1,208	1.4%	17.1%	158	5.9%	23.0%	4,193	1,050	0.7%	16.3%	7,716	544	608

Visa Inc.	2,351	3.6%	11.5%	1,009	5.5%	7.9%	27,172	1,342	2.2%	14.3%	10,608	810	979

Operational Performance Data

	For the 12 Months Ended September 30, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$985	24.3%	21.6%	$642	22.2%	19.5%	8,021	$343	28.6%	25.9%	1,934	400	480
Canada	199	18.9%	10.8%	176	19.1%	11.0%	1,497	23	17.6%	9.4%	37	24	32
CEMEA	504	43.5%	38.8%	75	40.1%	38.6%	1,006	429	44.1%	38.8%	2,485	169	176
LAC	602	34.3%	23.6%	193	40.8%	29.2%	4,652	409	31.5%	21.0%	3,028	301	334
US	2,054	9.5%	9.5%	1,646	10.6%	10.6%	29,862	408	5.3%	5.3%	2,887	474	651

Visa Inc.	4,344	19.5%	16.5%	2,733	16.2%	14.3%	45,037	1,611	25.7%	20.7%	10,370	1,368	1,673

Visa Credit Programs
US	$976	5.9%	5.9%	$839	6.5%	6.5%	9,344	$137	2.2%	2.2%	123	263	336
Rest of World	1,098	22.8%	18.3%	937	23.6%	18.9%	11,745	160	18.6%	14.4%	569	410	473

Visa Inc.	2,074	14.2%	11.9%	1,776	14.9%	12.5%	21,089	298	10.5%	8.1%	692	672	809

Visa Debit Programs
US	$1,078	13.0%	13.0%	$807	15.2%	15.2%	20,518	$271	7.0%	7.0%	2,764	211	314
Rest of World	1,192	37.8%	30.7%	149	41.1%	33.8%	3,430	1,043	37.4%	30.2%	6,914	484	549

Visa Inc.	2,270	24.8%	21.1%	957	18.6%	17.5%	23,948	1,314	29.8%	24.1%	9,678	695	864

Footnote

The preceding tables present regional total volume, payments volume and cash volume, and the number of payments transactions, cash transactions, accounts and cards for cards carrying the Visa, Visa Electron and Interlink brands. Card counts include PLUS proprietary cards. Nominal and constant dollar growth rates over prior years are provided for volume-based data.

Payments volume represents the aggregate dollar amount of purchases made with cards carrying the Visa, Visa Electron and Interlink brands for the relevant period; and cash volume represents the aggregate dollar amount of cash disbursements obtained with these cards for the relevant period and includes the impact of balance transfers and convenience checks; but excludes proprietary PLUS volume. Total volume represents payments volume plus cash volume.

Visa payment products are comprised of credit and debit programs, and data relating to each program is included in the tables. Debit programs include Visa’s signature based and Interlink (PIN) debit programs.

The data presented is reported quarterly by Visa’s members on their operating certificates and is subject to verification by Visa. On occasion, members may update previously submitted information.

Visa’s CEMEA region is comprised of countries in Central Europe, the Middle East and Africa. For the 3 months ended September, 2009, Pakistan and Afghanistan were moved from the AP to CEMEA region. Several European Union countries in Central Europe, Israel and Turkey are not included in CEMEA. LAC is comprised of countries in Central and South America and the Caribbean. Rest of World includes Asia Pacific, Canada, CEMEA and LAC.

Information denominated in U.S. dollars is calculated by applying an established U.S. dollar/local currency exchange rate for each local currency in which Visa Inc. volumes are reported (“Nominal USD”). These exchange rates are calculated on a quarterly basis using the established exchange rate for each quarter. To eliminate the impact of foreign currency fluctuations against the U.S. dollar in measuring performance, Visa Inc. also reports year-over-year growth in total volume, payments volume and cash volume on the basis of local currency information (“Constant USD”). This presentation represents Visa’s historical methodology which may be subject to review and refinement.

Operational Performance Data

2. Cross Border Volume

The table below represents cross border volume growth for cards carrying the Visa, Visa Electron, Interlink and PLUS brands. Cross border volume refers to payments and cash volume where the issuing country is different from the merchant country.

Period	Growth (Nominal USD)	Growth (Constant USD)
3 Months Ended
Dec 31, 2009	8%	2%
Sep 30, 2009	-9%	-5%
Jun 30, 2009	-15%	-8%
Mar 31, 2009	-15%	-6%
Dec 31, 2008	-6%	0%
Sep 30, 2008	14%	12%
Jun 30, 2008	20%	14%
Mar 31, 2008	25%	17%

12 Months Ended
Dec 31, 2009	-8%	-4%
Dec 31, 2008	13%	11%

3. Processed Transactions

The table below represents transactions involving Visa, Visa Electron, Interlink and PLUS cards processed on Visa’s networks.

Period	Processed Transactions (millions)	Growth
3 Months Ended
Dec 31, 2009	10,924	12%
Sep 30, 2009	10,463	9%
Jun 30, 2009	10,266	8%
Mar 31, 2009	9,360	6%
Dec 31, 2008	9,797	8%
Sep 30, 2008	9,590	11%
Jun 30, 2008	9,473	13%
Mar 31, 2008	8,800	15%

12 Months Ended
Dec 31, 2009	41,012	9%
Dec 31, 2008	37,659	11%